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                                                                   Exhibit 10.13
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                        Control Delivery Systems, Inc.

                              2001 INCENTIVE PLAN



     1.   GENERAL

     The Plan has been established to advance the interests of the Company by giving selected Employees, Eligible Directors and other persons (including both individuals and entities) who provide services to the Company or its Affiliates Stock-based incentives or incentives based on Performance Criteria.

     2.   ADMINISTRATION

     The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures (which it may modify or waive); and otherwise do all things necessary to carry out the purposes of the Plan. Once an Award has been communicated in writing to a Participant, the Administrator may not, without the Participant's consent, alter the terms of the Award so as to affect adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so in writing at the time of such communication. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator shall exercise its discretion consistent with qualifying the Award for such exception.

     3.   LIMITS ON AWARD UNDER THE PLAN

     a.   Number of Shares. A maximum of [_] shares of Stock may be delivered in
          ----------------
satisfaction of Awards under the Plan.   For purposes of the preceding sentence,
shares that have been forfeited in accordance with the terms of the applicable Award and shares held back in satisfaction of the exercise price or tax withholding requirements from shares that would otherwise have been delivered pursuant to an Award shall not be considered to have been delivered under the Plan. Also, the number of shares of Stock delivered under an Award shall be determined net of any previously acquired Shares tendered by the Participant in payment of the exercise price or of withholding taxes.

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     b.   Type of Shares.  Stock delivered by the Company under the Plan may be
          --------------
authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

     c.   Option & SAR Limits.  The maximum number of shares of Stock for which
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Stock Options may be granted to any person in any calendar year, the maximum number of shares of Stock subject to SARs granted to any person in any calendar year and the aggregate maximum number of shares of Stock subject to other Awards that may be delivered to any person in any calendar year shall each be [50% of the maximum number of shares under the Plan]. For purposes of the preceding sentence, the repricing of a Stock Option or SAR shall be treated as a new grant to the extent required under Section 162(m). Subject to these limitations, each person eligible to participate in the Plan shall be eligible in any year to receive Awards covering up to the full number of shares of Stock then available for Awards under the Plan.

     d.   Other Award Limits.  No more than $[500,000] may be paid to any
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individual with respect to any Cash Performance Award in any calendar year.
With respect to any Performance Award other than a Cash Performance Award or a Stock Option or SAR, the maximum number of shares of Stock or their equivalent
value in cash for any Award shall be [   ] per calendar year.

     4.   ELIGIBILITY AND PARTICIPATION

     The Administrator will select Participants from among those key Employees, Eligible Directors and other individuals or entities providing services to the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is further limited to those individuals whose employment status would qualify them for the tax treatment described in Sections 421 and 422 of the Code.

     5.   RULES APPLICABLE TO AWARDS

     a.   All Awards.
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          (1)  Terms of Awards.  The Administrator shall determine the terms of
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all Awards subject to the limitations provided herein.

          (2)  Transferability Of Awards.  Except as the Administrator otherwise
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provides, Awards may not be transferred (including by sale, assignment, pledge, hypothecation or other disposition or encumbrance) other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised

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only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

          (3)  Vesting, Etc.  Without limiting the generality of Section 2, and
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except as provided in Section 5.d. with respect to Stock Options granted to
Eligible Directors, the Administrator may determine the time or times at which an Award will become free of forfeiture restrictions or become exercisable and the terms on which an Award requiring exercise will remain exercisable. Unless the Administrator provides otherwise, immediately upon the termination of the Participant's employment or other service relationship with the Company and its Affiliates, an Award requiring exercise will cease to be exercisable, and all Awards to the extent not already fully vested will be forfeited, except that:

          (A) subject to (B) and (C) below, all Stock Options and SARs held by the Participant immediately prior to the termination of the Participant's employment or other service relationship, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or
     (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 5.a.(3), and shall thereupon terminate;

          (B) all Stock Options and SARs held by a Participant immediately prior to his or her death, to the extent then exercisable, will remain exercisable by such Participant's executor or administrator or the person or persons to whom the Stock Option or SAR is transferred by will or the applicable laws of descent and distribution, for the lesser of (i) a one year period ending with the first anniversary of the Participant's death or
     (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 5.a.(3) and shall thereupon terminate; and

          (C) all Stock Options and SARs (including those vested and unvested Awards) held by a Participant whose employment or other service relationship has been terminated for cause (as defined below) may be immediately terminated by the Administrator.

Unless the Administrator expressly provides otherwise, a Participant's "employment or other service relationship with the Company and its Affiliates" will be deemed to have terminated, in the case of an employee Participant, upon termination of the Participant's employment with the Company and its Affiliates (whether or not the Participant continues in the service of the Company or its Affiliates in some capacity other than that of an employee of the Company or its Affiliates), and in the case of any other Participant, when the service relationship in respect of which the Award was granted terminates (whether or not the Participant continues in the service of the Company or its Affiliates in some other capacity). For the purposes of Section 5.a.(3)(C) of this Plan, cause shall mean cause as determined in the discretion of the Administrator,

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including, but not limited to (a) conduct by a Participant that is harmful to the business, interests or reputation of the Company or any of its Affiliates,
(b) fraud or dishonesty by the Participant or (c) the commission by the Participant of a crime, other than a misdemeanor that does not involve fraud, dishonesty or moral turpitude.

          (4)  Taxes.  The Administrator will make such provision for the
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withholding of taxes as it deems necessary.  The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements.

          (5)  Dividend Equivalents, Etc.  The Administrator may provide for the
               --------------------------
payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award.

          (6)  Rights Limited.  Nothing in the Plan shall be construed as giving
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any person the right to continued employment or service with the Company or its
Affiliates, or any rights as a shareholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

          (7)  Section 162(m).  In the case of an Award intended to be eligible
               --------------
for the performance-based compensation exception under Section 162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. In the case of a Performance Award intended to qualify as performance-based for the purposes of
Section 162(m) (other than a Stock Option or SAR with an exercise price at least equal to the fair market value of the underlying Stock on the date of grant), the Committee shall in writing preestablish one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to payment of any Performance Award (other than a Stock Option or SAR with an exercise price at least equal to the fair market value of the underlying Stock on the date of grant) intended to qualify as performance-based under Section 162(m), the Committee shall certify whether the Performance Criteria have been attained and such determination shall be final and conclusive. If the Performance Criteria with respect to any such Award are not attained, no other Award shall be provided in substitution of the Performance Award. The provisions of this
Section 5.a.(7) shall be construed in a manner that is consistent with the Regulations under Section 162(m).

     b.   Awards Requiring Exercise.
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          (1)  Time And Manner Of Exercise.  Unless the Administrator expressly
               ----------------------------
provides otherwise, (a) an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a written notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award; and (b) if the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

          (2)  Exercise Price.  The Administrator shall determine the exercise
               --------------
price of each Stock Option provided that each Stock Option intended to qualify for the performance-based exception under Section 162(m) of the Code and each ISO must have an exercise price that is not less than the Fair Market Value of the Stock subject to the Stock Option. An ISO granted to an Employee described in Section 422(b)(6) of the Code must have an exercise price that is not less than 110% of such Fair Market Value.

          (3)  Payment Of Exercise Price, If Any.  Where the exercise of an
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Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator (with the consent of the optionee of an ISO if permitted after the grant), (i) through the delivery of shares of Stock which have been outstanding for at least six months (unless the Administrator approves a shorter period) and which have a fair market value equal to the exercise price, (ii) by delivery of a promissory note of the person exercising the Award to the Company, payable on such terms as are specified by the Administrator,
(iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or
(iv) by any combination of the foregoing permissible forms of payment; and (b) where shares of Stock issued under an Award are part of an original issue of shares, the Award shall require that at least so much of the exercise price as equals the par value of such shares to be paid other than by delivery of a personal check or promissory note of the person exercising the Award.

          (4)  ISOs.  No ISO may be granted under the Plan after ________, 2011,
               ----
but ISOs previously granted may extend beyond that date.

     c.   Awards Not Requiring Exercise.  Awards of Restricted Stock and
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Unrestricted Stock may be made in return for either (i) services determined by the Administrator to have a value not less than the par value of the Awarded shares of Stock, or (ii) cash or other property having a value not less than the par value of the Awarded shares of Stock plus such additional amounts (if any) as the Administrator may determine payable in such combination and type of cash, other property (of any kind) or services as the Administrator may determine.

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     d.   Grants of Stock Options to Eligible Directors.
          ---------------------------------------------

          (1)  Automatic Grants.  Beginning on the date on which this Plan is
               -----------------
adopted, each Eligible Director, upon his or her initial election to the Board, shall be awarded Stock Options covering 2,000 shares of Stock (subject to adjustment pursuant to Section 6.b. of this Plan) (the "Initial Director
                                                        ----------------
Grant").  Thereafter, on the date of each regular annual meeting of stockholders
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of the Company, each Eligible Director who is reelected or is continuing as a
Director shall be awarded Stock Options covering 550 shares of Stock (subject to adjustment pursuant to Section 6.b of this Plan) (the "Annual Director Grant").
                                                       ---------------------
The exercise price of each Stock Option granted to an Eligible Director shall be 100% of the Fair Market Value of a share of Stock. The grant of Stock Options awarded under this Section 5.d.(1) shall not require any action by the Administrator.

          (2)  Duration.  The latest date on which a Stock Option granted to an
               ---------
Eligible Director pursuant to Section 5.d.(1) may be exercised is on the [fifth] anniversary of the date on which such option was granted.

          (3)  Vesting.  Stock Options granted in an Initial Director Grant
               --------
shall become exercisable to the extent of one-third of the shares covered thereby on the day before each of the first, second and third annual meeting of the stockholders following the date of the grant. All Stock Options granted in an Annual Director Grant shall become exercisable on the day before the first annual meeting of stockholders following the date of the grant.

          (4)  Other Awards.  Notwithstanding any grant of Stock Options that
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may be made to Eligible Directors pursuant to Section 5.d.(1), the Administrator shall also have the authority under this Plan to make Awards to Eligible Directors in such amounts and on such terms as it shall determine, subject to the limits of Sections 3.c. and 3.d. Such Awards, as well as Awards made pursuant to Section 5.d.(1) to the extent provisions therefor are not specified in Section 5.d., are subject to all of the relevant provisions of this Plan.

     6.   EFFECT OF CERTAIN TRANSACTIONS

     a.   Mergers, Etc.  Immediately prior to a Change in Control (other than a
          ------------
transaction in which the outstanding Awards have been assumed or substituted for as provided below), all outstanding Awards shall vest and, if relevant, become exercisable, all Performance Criteria and other conditions to any Award shall be deemed satisfied, and all deferrals measured by reference to or payable in shares of Stock shall be accelerated. With respect to Awards requiring exercise, holders of such Awards will be given adequate notice prior to the Change in Control in order that they may have a reasonable time to exercise such Awards. Upon consummation of a Change in

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Control, all Awards then outstanding and requiring exercise or delivery shall terminate unless assumed by an acquiring or surviving entity or its affiliate as provided below.

     To the extent that the Administrator is able, in the context of a Change in Control, to provide for substitute or replacement Awards from, or the assumption of Awards by, the acquiring or surviving entity or its affiliates, it may do so on such terms as the Administrator determines.

     b.   Changes in and Distributions With Respect to the Stock.
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          (1)  Basic Adjustment Provisions.  In the event of a stock dividend,
               ----------------------------
stock split or combination of shares, recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments
(i) to the maximum number of shares that may be delivered under the Plan under
Section 3.a. and to the maximum share limits described in Sections 3.c. and 3.d.; (ii) to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted; (iii) to any exercise prices relating to Awards; (iv) to any eligible Director's Deferred Stock Account; and
(v) to any other provision of Awards affected by such change.

          (2)  Certain Other Adjustments.  The Administrator may also make
               --------------------------
adjustments of the type described in paragraph (1) above to take into account distributions to common stockholders other than those provided for in Section 6.a. and 6.b.(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder; provided, that no such adjustment shall be made to the maximum share limits described in Section 3.c. or 3.d., or otherwise to an Award intended to be eligible for the performance-based exception under Section 162(m), except to the extent consistent with that exception, nor shall any change be made to ISOs except to the extent consistent with their continued qualification under Section 422 of the Code.

          (3)  Continuing Application of Plan Terms.  References in the Plan to
               ------------------------------------
shares of Stock shall be construed to include any stock or securities resulting from an adjustment pursuant to this Section 6.

     7.   LEGAL CONDITIONS ON DELIVERY OF STOCK

     The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until the Company's counsel has approved all legal matters in connection with the issuance and delivery of such shares; if the outstanding Stock is at the time of delivery listed on any stock exchange or

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national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock.

     8.   AMENDMENT AND TERMINATION

     The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards; provided, that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Section 422 of the Code and for Awards to be eligible for the performance-based exception under Section 162(m).

     9.   NON-LIMITATION OF THE COMPANY'S RIGHTS

     The existence of the Plan or the grant of any Award shall not in any way affect the Company's right to Award a person bonuses or other compensation in addition to Awards under the Plan.

     10.  GOVERNING LAW

     The Plan shall be construed in accordance with the laws of the State of Delaware.

     11.  DEFINITIONS

     The following terms, when used in the Plan, shall have the meanings and be subject to the provisions set forth below:

     "Administrator": The Board or, if one or more has been appointed, the Committee. The Administrator may delegate ministerial tasks to such persons (including Employees) as it deems appropriate.

     "Affiliate": Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or

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other entity owns, directly or indirectly, 50% of the outstanding capital stock
(determined by aggregate voting rights) or other voting interests.

     "Award":  Any or a combination of the following:

     (i)    Stock Options.

     (ii)   SARs.

     (iii)  Restricted Stock.

     (iv)   Unrestricted Stock.

     (v)    Deferred Stock.

     (vi) Securities (other than Stock Options) that are convertible into or exchangeable for Stock on such terms and conditions as the Administrator determines.

     (vii)  Cash Performance Awards.

     (viii) Performance Awards.

     (ix) Grants of cash, or loans, made in connection with other Awards in order to help defray in whole or in part the economic cost (including tax cost) of the Award to the Participant.

     "Board":  The Board of Directors of the Company.

     "Cash Performance Award": A Performance Award payable in cash. The right of the Company under the Plan to extinguish an Award in exchange for cash or the exercise by the Company of such right shall not make an Award otherwise not payable in cash a Cash Performance Award.

     "Change in Control": Any of the following events shall constitute a Change in Control:

     (i) the acquisition by any Person or group of the ultimate beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of more than 50% of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition by virtue of the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was itself acquired directly from the Company), (B) any acquisition by the Company,

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or (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlled by the Company; or

     (ii) a reorganization, recapitalization, merger or consolidation (a "Corporate Transaction") of the Company, unless securities representing more than 50% of the then outstanding securities entitled to vote generally in the election of directors of the Company or the corporation resulting from or surviving such Corporate Transaction (or the ultimate parent of the Company or such corporation after such Corporate Transaction) are beneficially owned subsequent to such Corporate Transaction by the Person or Persons who were the beneficial owners of the outstanding securities of the Company entitled to vote generally in the election of directors immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

     (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

     (iv)  the dissolution or liquidation of the Company.

     For purposes of this definition, securities entitled to vote generally in the election of directors that are issuable upon exercise of an exercise, conversion or exchange privilege shall be deemed to be outstanding. In addition, for purposes of this definition the following terms have the meanings set forth below:

     A Person will be deemed to be the "owner" of any securities of which such Person would be the "beneficial owner," as such term is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

     "Person" has the meaning used in Section 13(d) of the Exchange Act, except that "Person" does not include the Company or a wholly owned subsidiary of the Company or an employee benefit plan (or related trust) of the Company or of a wholly owned subsidiary.

     "Code": The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

     "Committee": One or more committees of the Board which, in the case of Awards granted to officers of the Company, shall be comprised solely of two or more outside directors within the meaning of Section 162(m).

     "Company":  Control Delivery Systems, Inc. or any successor thereto.

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     "Deferred Stock":  A promise to deliver Stock or other securities in the future on specified terms.

     "Eligible Directors": Directors who are not officers or employees of the Company and who are not beneficial owners of more than 5% of the outstanding capital stock of the Company, including for such purposes persons who control or share control of any such 5% beneficial owner.

     "Employee":  Any person who is employed by the Company or an Affiliate.

     "Fair Market Value": In the event that, on the date of a grant, the Stock is traded on a recognized national stock exchange (an "Exchange") or listed for quotation on NASDAQ, Fair Market Value shall mean, except as provided below, the average intraday high and low of a share of Stock as reported on the Exchange or NASDAQ on the day of the grant (based on The Wall Street Journal report of
                                         -----------------------
composite transactions) or, if the Exchange or NASDAQ was closed on such date, the next preceding date on which it was open. If the Stock is not listed on an Exchange or is not listed for quotation on NASDAQ, Fair Market Value shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to ISOs.

     "ISO": A Stock Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code. No Stock Option Awarded under the Plan will be an ISO unless the Administrator expressly provides for ISO treatment.

     "Participant": An Employee, Eligible Director or other person providing services to the Company or its Affiliates who is granted an Award under the Plan.

     "Performance Award": An Award subject to Performance Criteria. The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

     "Performance Criteria": Specified criteria the satisfaction of which is a condition for the exercisability, vesting or full enjoyment of an Award. For purposes of Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion shall mean an objectively determinable measure of performance relating to any of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): (i) sales; revenues; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; market share; stock price; stockholder return; development or sale of particular products or services; regulatory approval of new products; or any combination of the foregoing; or (ii) joint ventures and strategic alliances; financings (issuance of debt or equity) and refinancings; transactions that would constitute a change of control; or any combination of the foregoing. A Performance Criterion measure and targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss.

     "Plan": The Control Delivery System, Inc. 2001 Incentive Plan as from time to time amended and in effect.

     "Restricted Stock": An Award of Stock subject to restrictions requiring that such Stock be redelivered to the Company if specified conditions are not satisfied.

     "Section 162(m)":  Section 162(m) of the Code.

     "SARs": Rights entitling the holder upon exercise to receive cash or Stock, as the Administrator determines, equal to a function (determined by the Administrator using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

     "Stock":  Common Stock of the Company, par value $ 0.01 per share.

     "Stock Options": Options entitling the recipient to acquire shares of Stock upon payment of the exercise price. Stock Options may either be ISOs or non-statutory/nonqualified options.

     "Unrestricted Stock": An Award of Stock not subject to any restrictions under the Plan.

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